UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Salarius Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Your **Vote** Counts!

SALARIUS PHARMACEUTICALS, INC.

2022 Annual Meeting

Vote by June 14, 2022

11:59 PM ET

GENERAL BROKER

P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASH ID-JOB#

You invested in SALARIUS PHARMACEUTICALS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 15, 2022.

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 01, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 15, 2022
10:00 AM CDT

Annual Meeting to be held virtually:
To attend, you must register as a Beneficial Holder at the below URL:
https://web.viewproxy.com/slrx/2022

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SALARIUS PHARMACEUTICALS, INC.
2022 Annual Meeting
Vote by June 14, 2022
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Arnold Hanish	For
1B	William McVicar	For
2	To approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock.	For
3	To approve, on a non-binding advisory basis, the compensation paid by us to our named executive officers as disclosed in the Proxy Statement.	For
4	A proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.

1.00000
322,224
148,294

FLASHID-JOB#